UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: June 5, 2015
(Date of earliest event reported)

INTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2200 Mission College Blvd., Santa Clara, California		95054-1549
(Address of principal executive offices)		(Zip Code)

(408) 765-8080
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01	Other Events

Intel Corporation ("Intel") is filing this Current Report on Form 8-K to revise the presentation of its financial results to reflect its new operating segments with respect to the financial information contained in Intel's Annual Report on Form 10-K for the year ended December 27, 2014 ("2014 Form 10-K").

During the first quarter of 2015, we changed our organizational structure to combine the PC Client Group and the Mobile and Communications Group to create the Client Computing Group. The new group was created to address all aspects of the client computing market segment and utilize Intel's intellectual property to offer compelling customer solutions. We began to report our results under the new organization structure with the filing on April 27, 2015 of our Form 10-Q for the quarter ended March 28, 2015.

The information included in this Form 8-K is presented for information purposes only in connection with the reporting changes described above. We have also reflected our previously announced proposed acquisition of Altera Corporation as a subsequent event in the notes to the audited consolidated financial statements. The revisions do not represent a restatement of previously issued financial statements. This Form 8-K does not reflect events occurring after we filed our 2014 Form 10-K, other than the subsequent event relating to our proposed acquisition of Altera Corporation, and is presented to illustrate the realignment of our organizational structure as described above. As a result, the information in this Form 8-K, including exhibits, should be read in conjunction with the sections of our 2014 10-K that have not been included in this Form 8-K and in conjunction with information disclosed in our Securities and Exchange Commission filings made after the date of the 2014 10-K, including our quarterly filings on Forms 10-Q.

The information in this report shall be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed as part of this document:

Exhibit Number	Description
23.1	Consent of Independent Public Accounting Firm
99.1
Updates, where applicable, to Part I, Item 1. Business, Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and Part II, Item 8. Financial Statements and Supplemental Data, from Intel's Annual Report on Form 10-K for the year ended December 27, 2014, as filed with the Securities and Exchange Commission on February 13, 2015.

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date:	June 5, 2015	By:	/s/ Stacy J. Smith
Stacy J. Smith
Executive Vice President, Chief Financial Officer, and Principal Accounting Officer